Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2017	Dec. 31, 2016
Commitments And Contingencies
Commitments and Contingencies

The Company is subject to legal proceedings and claims which arise in the ordinary course of its business. Although occasional adverse decisions (or settlements) may occur, the Company believes that the final disposition of such matters will not have a material adverse effect on the Company’s financial position, results of operations or cash flows.

We may be involved in litigation from time to time in the ordinary course of business. If any such litigation arises, we may not be able to provide assurance that the ultimate resolution of any such legal or administrative proceedings or disputes will not have a material adverse effect on our business, financial condition and results of operations. As of December 31, 2016, December 31, 2015 and November 30, 2015 we were not aware of any threatened or pending litigation.